EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-7,
                   Asset-Backed Certificates, Series 2005-7

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

           Preliminary Structural and Collateral Term Sheet        May 23, 2005
------------------------------------------------------------------------------

                                 $694,269,000
                                 (Approximate)
                         GSAA Home Equity Trust 2005-7
                    GS Mortgage Securities Corp., Depositor
                          Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
                    Approximate Initial   Certificate     Credit           Initial        Average       Principal         Expected
     Certificates       Principal            Type       Support(3)      Pass-Through       Life          Payment          Ratings
                      Balance (1)(2)                                        Rate (4)     (yrs)(5)    Window (5) (6)     Moody's/S&P
    --------------------------------------------------------------------------------------------------------------------------------
         AV-1         $310,040,000            Sr          6.90%         LIBOR + [ ]%       1.00       07/05 - 07/07       Aaa/AAA
         AF-2         $163,530,000            Sr          6.90%             [ ]%           3.00       07/07 - 10/09       Aaa/AAA
         AF-3          $47,499,000            Sr          6.90%             [ ]%           5.00       10/09 - 04/11       Aaa/AAA
         AF-4          $66,538,000            Sr          6.90%             [ ]%           7.31       04/11 - 03/13       Aaa/AAA
         AF-5          $65,290,000            Sr          6.90%             [ ]%           6.25       08/08 - 03/13       Aaa/AAA
         M-1           $10,168,000            Sub         5.45%             [ ]%           5.15       07/08 - 03/13       Aa1/AA+
         M-2            $9,467,000            Sub         4.10%             [ ]%           5.13       07/08 - 03/13       Aa2/AA
         M-3            $4,909,000            Sub         3.40%             [ ]%           5.13       07/08 - 03/13       Aa3/AA
         M-4            $4,909,000            Sub         2.70%             [ ]%           5.13       07/08 - 03/13        A1/AA-
         M-5            $4,207,000            Sub         2.10%             [ ]%           5.09       07/08 - 03/13        A2/A+
         M-6            $2,103,000            Sub         1.80%             [ ]%           4.95       07/08 - 08/12        A3/A
         B-1            $2,103,000            Sub         1.50%             [ ]%           4.79       07/08 - 02/12       Baa1/A-
         B-2            $1,753,000            Sub         1.25%             [ ]%           4.59       07/08 - 07/11       Baa2/BBB
         B-3            $1,753,000            Sub         1.00%             [ ]%           4.33       07/08 - 12/10       Baa3/BBB-
    --------------------------------------------------------------------------------------------------------------------------------
         Total        $694,269,000
    --------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
                      Approximate Initial    Certificate     Credit          Initial       Average    Principal        Expected
      Certificates         Principal             Type      Support (3)    Pass-Through      Life       Payment          Ratings
                        Balance (1)(2)                                       Rate (4)     (yrs)(5)   Window (5) (6)   Moody's/S&P
    -------------------------------------------------------------------------------------------------------------------------------
           B-4            $3,510,000             Sub         0.50%              [ ]%        3.57     07/08 - 03/10     Ba2/BB
    -------------------------------------------------------------------------------------------------------------------------------

 (1) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
 (2) The principal balance of the Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.
 (3) Fully funded Overcollateralization of approximately 0.50%.
 (4) See the "Structure of the Certificates" section of this term sheet for more information on the Pass-Through Rates of the Certificates.
 (5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on the Certificates.
 (6) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in May 2035.

Selected Mortgage Pool Data (7)
-------------------------------
                   -----------------------------------------------------------
                                                                Aggregate
                   -----------------------------------------------------------
                     Scheduled Principal Balance:             $705,576,662
                     Number of Mortgage Loans:                       3,993
                     Average Scheduled Principal Balance:         $176,703
                     Weighted Average Gross Coupon:                 6.716%
                     Weighted Average Net Coupon (8):               6.299%
                     Non-Zero Weighted Average FICO Score:             691
                     Weighted Average Original LTV Ratio:           78.35%
                     Weighted Average Std. Remaining Term (Months):    344
                     Weighted Average Seasoning (Months):                4
                   -----------------------------------------------------------

 (7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
 (8) The Weighted Average Net Coupon is equivalent to the Weighted Average
     Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or com plete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood t hat any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

   Features of the Transaction
   ---------------------------
   o The mortgage loans in the transaction consist of Alt-A type, fixed rate, predominantly first lien, residential (10) mortgage loans (the "Mortgage Loans") originated by Wells Fargo Bank, N.A. ("Wells Fargo"), First National Bank of Arizona ("FNBN"), ABN AMRO Mortgage Group Inc. ("ABN AMRO"), GreenPoint Mortgage Funding, Inc. ("GreenPoint") and others.
   o Credit support for the Certificates will be provided through a senior/subordinate structure, fully funded overcollaterization of approximately 0.50%, excess spread and mortgage insurance.
   o None of the Mortgage Loans are classified as (a) "high cost"loans under the Home Ownership and Equity Protection Act of 1994, as amended or
      (b) " high cost"loans under any other applicable state, or local law.
   o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.
   o The transaction will be modeled on INTEX as GSAA0507 and on Bloomberg as GSAA 2005-7.
   o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:          On or before June 29, 2005

Cut-off Date:                   June 1, 2005

Statistical Calculation
Date:                           May 1, 2005

Expected Pricing Date:          On or before May 27, 2005

First Distribution Date:        July 25, 2005

Key Terms
---------

Offered Certificates:           Class AV-1, AF-2, AF-3, AF-4, AF-5, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates

Non-offered Certificates:       Class B-4 Certificates

Class A Certificates:           Class AV-1, AF-2, AF-3, AF-4 and AF-5 Certificates

Fixed Rate Certificates:        Class AF-2, AF-3, AF-4, AF-5, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates

Variable Rate Certificates:     Class AV-1 Certificates

Subordinate Certificates:       Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates

Class AF-5 Certificates:        The Class AF-5 Certificates will be "lock-out" certificates. The Class AF-5 Certificates generally will not receive any portion of principal payment until the July 2008 distribution Date.
                                Thereafter, they will receive an increasing percentage of their pro-ratashare of principal payable to the Certificates based on a schedule

Depositor:                      GS Mortgage Securities Corp.

Manager:                        Goldman, Sachs & Co.

Servicers:                      Wells Fargo, Countrywide, ABN AMRO, GreenPoint and others

Trustee:                        HSBC Bank USA, National Association

Securities Administrator:       Wells Fargo Bank, N.A.

Master Servicer:                Wells Fargo Bank, N.A.

Custodian:                      Deutsche Bank National Trust Company

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC "). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicing Fees :                25.0 bps (17.87%)
                                37.5 bps (49.34%)
                                50.0 bps (32.78%)

Distribution Date:              25th day of the month or the following business day

Record Date:                    For any Distribution Date, the last business day of the Interest Accrual Period

Delay Days:                     24 days for the Fixed Rate Certificates
                                0 day delay on the Variable Rate Certificates

Day Count:                      30/360 basis on the Fixed Rate Certificates and actual/360 basis on the Variable Rate Certificates

Interest Accrual Period:        For the Fixed Rate Certificates, the calendar month immediately preceding the then current
                                Distribution Date. For the Variable Rate Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                     CPR starting at 10% CPR in the loan's first month, increasing to 25% CPR in month 12 (a 1.364%
                                increase per month), and remaining at 25% CPR thereafter.

Due Period:                     For the Mortgage Loans, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs .

Mortgage Loans:                 The trust will consist of Alt-A type, fixed rate, predominantly first lien residential mortgage loans with an approximate, scheduled principal balance of $705,576,662 as of the Statistical
                                Calculation Date.

Servicer Advancing:             Yes as to principal and interest, subject to recoverability

Excess Spread:                  The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off Date.

                                     Initial Gross WAC (1):                                           6.7157%

                                         Less Fees & Expenses (2):                                    0.4162%
                                                                                                --------------------
                                     Net WAC (1):                                                     6.2995%

                                         Less Initial Certificate Coupon (Approx.)(1)(3):             4.0595%
                                                                                                --------------------
                                     Initial Excess Spread (1):                                       2.2400%

                                         (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                         (2) Includes the Servicing Fee, the Trustee Fee and any lender -paid mortgage insurance.

                                         (3) Assumes 1-month LIBOR equal to 3.0900%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Certificates as well as any changes in day count.

Compensating Interest:          Each Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related  Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide, GreenPoint and Wells Fargo and (ii) its aggregate Servicing Fee received for the related Distribution Date in the case of ABN AMRO.

Optional Clean-up Call:         The transaction has a 10% optional clean-up call.

Rating Agencies:                Moody's Investors Service, Inc. and Standard & Poor's Ratings Services


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC "). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Minimum Denomination:           $50,000 with regard to each of the Offered Certificates .

Legal Investment:               It is anticipated that the Class A, Class M-1, Class M-2 and Class M-3 Certificates will be SMMEA eligible.

ERISA Eligible:                 Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                  The Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                     The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus "). Complete information with respect to the Offered
                                Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus .

                                PLEASE SEE "RISK FACTORS"IN THE PROSPECTUS FOR A DESCRIPTION OF
                                INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN
                                THE OFFERED CERTIFICATES.
















This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC "). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described in the "Principal Distributions on the Offered Certificates" section of this term sheet. Prior to the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the WAC Cap as described below. Interest on the Class AF-4 Certificates, the Class AF-5 Certificates and the Subordinate Certificates will be paid monthly at a specified rate that will step up after the Optional Clean-up Call is first exercisable, subject to the WAC Cap as described below. The interest paid to each class of Offered and Non-Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered and Non-Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) approximately 0.50% overcollateralization (funded upfront), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date substantially all of the Mortgage Loans with LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC "). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Step-Down Date. The later to occur of:

(x) the Distribution Date occurring in July 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 13.80%.

   ---------------------------------------------------------------------------
        Class      Initial Credit Enhancement            Step-Down Credit
                            Percentage                Enhancement Percentage
   ---------------------------------------------------------------------------
          A                    6.90%                         13.80%
   ---------------------------------------------------------------------------
          M-1                  5.45%                         10.90%
   ---------------------------------------------------------------------------
          M-2                  4.10%                          8.20%
   ---------------------------------------------------------------------------
          M-3                  3.40%                          6.80%
   ---------------------------------------------------------------------------
          M-4                  2.70%                          5.40%
   ---------------------------------------------------------------------------
          M-5                  2.10%                          4.20%
   ---------------------------------------------------------------------------
          M-6                  1.80%                          3.60%
   ---------------------------------------------------------------------------
          B-1                  1.50%                          3.00%
   ---------------------------------------------------------------------------
          B-2                  1.25%                          2.50%
   ---------------------------------------------------------------------------
          B-3                  1.00%                          2.00%
   ---------------------------------------------------------------------------
          B-4                  0.50%                          1.00%
   ---------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution
Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 44% of the prior period's Credit Enhancement Percentage to be s pecified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling three month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

  -----------------------------------------------------------------------------------------------------------
       Distribution Date                             Cumulative Realized Loss Percentage:
  -----------------------------------------------------------------------------------------------------------
     July 2008 - June 2009         0.50% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.521% in August 2008)
  -----------------------------------------------------------------------------------------------------------
     July 2009 - June 2010         0.75% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.771% in August 2009)
  -----------------------------------------------------------------------------------------------------------
     July 2010 - June 2011         1.00% for the first month, plus an additional 1/12th of 0.100% for each month thereafter (e.g., approximately 1.008% in August 2009)
  -----------------------------------------------------------------------------------------------------------
    July 2011 and thereafter                                   1.10%
  -----------------------------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date it is first exercisable, the Pass-Through Rate on the Class AF-4, Class AF-5 and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and
(ii) the WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC "). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate.The Class M-6 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the variable rate Certificates and on a 30/360 day basis with res pect to the fixed rate Certificates).

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the WAC Cap (in the case of the Class AV-1 Certificates, calculated on an actual/360 basis); (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Class M-1, M-2, M-3, M -4, M-5, M-6, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates
' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates ' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Certificate on any Distribution Date, the amount of interest accrued during the related Interest Accrual
Period on the related class certificate balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and the Trustee Fee.

Principal Remittance Amount.On any Distribution Date, the sum of:

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer remittance date,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC "). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

     (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the Servicer remittance date prior to such Distribution Date,

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Servicing Fee and any lender-paid mortgage insurance) and available for distribution during the related due period, over
(y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates from the Interest Remittance Amount and Principal Remittance Amount, respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 86.20% and (2) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class AF-5 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-5 Certificates and the denominator of which is the aggregate certificate principal balance of the Class A Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-5 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5 Calculation Percentage for that Distribution Date, (ii) the Class AF-5 Lockout Percentage for that Distribution Date and (iii) the principal allocable to the Class A Certificates for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-5 Certificates or the Class A Principal Distribution Amount for the applicable Distribution Date.

Class AF-5 Lockout Percentage: For each Distribution Date will be as follows:

                    Distribution Date           Lockout
                        (Months)               Percentage
                    ---------------------------------------
                    1 to 36                              0%
                    37 to 60                            45%
                    61 to 72                            80%
                    73 to 84                           100%
                    85 and thereafter                  300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.10% and
(ii) the aggregate scheduled principal balance of the Mortgage

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC "). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Dis tribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

     (i) to the Class A Certificates, pro rata, their respective Accrued Certificate Interest,

     (ii) to the Class A Certificates, pro rata, their respective unpaid Accrued Certificate Interest, if any, from prior Distribution Dates,

     (iii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

     (iv)   to the Class M-2 Certificates, their Accrued Certificate Interest,

     (v)    to the Class M-3 Certificates, their Accrued Certificate Interest,

     (vi)   to the Class M-4 Certificates, their Accrued Certificate Interest,

     (vii)  to the Class M-5 Certificates, their Accrued Certificate Interest,

     (viii) to the Class M-6 Certificates, their Accrued Certificate Interest,

     (ix)   to the Class B-1 Certificates, their Accrued Certificate Interest,

     (x)    to the Class B-2 Certificates, their Accrued Certificate Interest,

     (xi) to the Class B-3 Certificates, their Accrued Certificate Interest, and

     (xii)  to the Class B-4 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)  Sequentially,

     (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount,

     (ii) to the Class AV-1 Certificates, until its certificate principal balance has been reduced to zero; and

     (iii) sequentially to the Class AF-2, AF-3, AF-4, and AF-5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

     (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

     (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

     (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero,

     (iv) to the Class M-4 Certificates, until their certificate principal balance has been reduced to zero,

     (v) to the Class M-5 Certificates, until their certificate principal balance has been reduced to zero,

     (vi) to the Class M-6 Certificates, until their certificate principal balance has been reduced to zero,

     (vii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero,

     (viii) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero,

     (ix) to the Class B-3 Certificates, until their certificate principal balance has been reduced to zero, and

     (x) to the Class B-4 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) To the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially as follows:

     (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount,

     (ii) to the Class AV-1 Certificates, until its certificate principal balance has been reduced to zero; and

     (iii)  sequentially, to the Class AF-2, AF-3, AF-4, and AF-5
            Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

     (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (v) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (vi) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (vii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (viii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

     (ix) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and

     (x) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

     (i) to pay the holders of the Offered Certificates in respect of principal and the Extra Principal Distribution Amount (in the order of priority as described above under "Principal
            Distributions on the Offered Certificates"), until the targeted overcollateralization amount has been achieved,

     (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

     (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

     (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount,

     (v) to the Class M-4 Certificates, their unpaid interest shortfall amount,

     (vi) to the Class M-5 Certificates, their unpaid interest shortfall amount,

     (vii) to the Class M-6 Certificates, their unpaid interest shortfall amount,

     (viii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

     (ix) to the Class B-2 Certificates, their unpaid interest shortfall amount,

     (x) to the Class B-3 Certificates, their unpaid interest shortfall amount,

     (xi) to the Class B-4 Certificates, their unpaid interest shortfall amount,

     (xii) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on their respective certificate principal balances immediately prior to such distribution date, and

     (xiii) sequentially, to Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, in that order, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.


Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above. From and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 Certificates and the overcollateralization have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.


Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, B-3, B-2, B-1, M-6, M-5, M-4, M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows (Using Statistical Data rolled one month at 6% CPR):

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o    33% loss severity, 100% advancing of principal and interest

o    There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o    Certificates are priced at par only except B4. B4 is priced at 91.7847

o    Based on preliminary spreads and balances

o    1 month Libor forward curve as of 05/19/2005 close



-------------------------------------------------------------------------------------------------
                                                  First Dollar of Loss     0% Return
-------------------------------------------------------------------------------------------------
Class M-1             CDR (%)                                   10.847                     11.460
                      Yield (%)                                 5.0369                     0.0104
                      WAL (years)                                 5.74                       5.52
                      Modified Duration                           4.87                       4.86
                      Principal Window                   03/11 - 03/11              02/11 - 02/11
                      Principal Writedown            10,294.27 (0.10%)      2,806,330.68 (27.60%)
                      Total Collat Loss          58,798,274.90 (8.38%)      61,308,867.39 (8.74%)
-------------------------------------------------------------------------------------------------
Class M-2             CDR (%)                                    8.889                      9.443
                      Yield (%)                                 5.1034                     0.0053
                      WAL (years)                                 5.99                       5.73
                      Modified Duration                           5.04                       5.03
                      Principal Window                   06/11 - 06/11              05/11 - 05/11
                      Principal Writedown             1,264.56 (0.01%)      2,740,394.22 (28.95%)
                      Total Collat Loss          50,237,176.64 (7.16%)      52,703,482.93 (7.52%)
-------------------------------------------------------------------------------------------------
Class M-3             CDR (%)                                    7.924                      8.202
                      Yield (%)                                 5.1477                     0.0171
                      WAL (years)                                 6.16                       6.02
                      Modified Duration                           5.15                       5.19
                      Principal Window                   08/11 - 08/11              08/11 - 08/11
                      Principal Writedown             2,963.54 (0.06%)      1,505,383.15 (30.67%)
                      Total Collat Loss          45,826,493.79 (6.53%)      47,230,185.93 (6.73%)
-------------------------------------------------------------------------------------------------
Class M-4             CDR (%)                                    6.999                      7.279
                      Yield (%)                                 5.2451                     0.0048
                      WAL (years)                                 6.32                       6.14
                      Modified Duration                           5.25                       5.29
                      Principal Window                   10/11 - 10/11              10/11 - 10/11
                      Principal Writedown             4,779.10 (0.10%)      1,569,085.31 (31.96%)
                      Total Collat Loss          41,399,430.86 (5.90%)      42,864,047.19 (6.11%)
-------------------------------------------------------------------------------------------------
Class M-5             CDR (%)                                    6.232                      6.483
                      Yield (%)                                 5.3007                     0.0077
                      WAL (years)                                 6.49                       6.21
                      Modified Duration                           5.36                       5.33
                      Principal Window                   12/11 - 12/11              11/11 - 11/11
                      Principal Writedown             2,378.17 (0.06%)      1,371,559.10 (32.60%)
                      Total Collat Loss          37,610,767.45 (5.36%)      38,817,318.14 (5.54%)
-------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


-------------------------------------------------------------------------------------------------
Class M-6             CDR (%)                                    5.869                      5.990
                      Yield (%)                                 5.3505                     0.0501
                      WAL (years)                                 6.49                       6.36
                      Modified Duration                           5.35                       5.38
                      Principal Window                   12/11 - 12/11              12/11 - 12/11
                      Principal Writedown                 0.00 (0.00%)        703,848.93 (33.47%)
                      Total Collat Loss          35,631,104.82 (5.08%)      36,293,698.18 (5.18%)
-------------------------------------------------------------------------------------------------
Class B-1             CDR (%)                                    5.502                      5.628
                      Yield (%)                                 5.6152                     0.0297
                      WAL (years)                                 6.57                       6.41
                      Modified Duration                           5.35                       5.37
                      Principal Window                   01/12 - 01/12              01/12 - 01/12
                      Principal Writedown             4,308.60 (0.20%)        749,878.83 (35.66%)
                      Total Collat Loss          33,734,052.15 (4.81%)      34,434,557.88 (4.91%)
-------------------------------------------------------------------------------------------------
Class B-2             CDR (%)                                    5.201                      5.307
                      Yield (%)                                 5.6875                     0.0057
                      WAL (years)                                 6.66                       6.49
                      Modified Duration                           5.39                       5.41
                      Principal Window                   02/12 - 02/12              02/12 - 02/12
                      Principal Writedown             5,898.83 (0.34%)        645,204.15 (36.81%)
                      Total Collat Loss          32,169,135.09 (4.59%)      32,766,423.17 (4.67%)
-------------------------------------------------------------------------------------------------
Class B-3             CDR (%)                                    4.915                      5.025
                      Yield (%)                                 6.1135                     0.0064
                      WAL (years)                                 6.66                       6.45
                      Modified Duration                           5.32                       5.32
                      Principal Window                   02/12 - 02/12              02/12 - 02/12
                      Principal Writedown               479.39 (0.03%)        684,177.50 (39.03%)
                      Total Collat Loss          30,546,621.67 (4.36%)      31,172,564.70 (4.45%)
-------------------------------------------------------------------------------------------------
Class B-4             CDR (%)                                    4.340                      4.602
                      Yield (%)                                 7.7951                     0.0307
                      WAL (years)                                 6.82                       6.14
                      Modified Duration                           5.31                       5.26
                      Principal Window                   04/12 - 04/12              03/12 - 03/12
                      Principal Writedown               286.87 (0.01%)      1,605,005.48 (45.73%)
                      Total Collat Loss          27,438,887.61 (3.91%)      28,860,059.49 (4.12%)
-------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                      The Mortgage Loans - All Collateral (1)

  Scheduled Principal Balance:                                   $705,576,662
  Number of Mortgage Loans:                                             3,993
  Average Scheduled Principal Balance:                               $176,703
  Weighted Average Gross Coupon:                                       6.716%
  Weighted Average Net Coupon(2):                                      6.299%
  Non-Zero Weighted Average FICO Score:                                   691
  Weighted Average Original LTV Ratio:                                 78.35%
  Weighted Average Stated Remaining Term (Months):                        344
  Weighted Average Seasoning (Months):                                      4

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                                             Distribution by Current Principal Balance

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
 Current Principal        Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
      Balance           Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
$50,000 & Below           363    $13,173,183     1.87%     7.163%     698      $36,290     72.32%     80.22%     28.63%    23.77%
$50,001 - $75,000         451     28,409,339     4.03      6.874      699       62,992     77.58      79.41      25.40     35.32
$75,001 - $100,000        482     42,174,460     5.98      6.766      702       87,499     78.62      80.43      25.44     50.17
$100,001 - $125,000       451     50,679,536     7.18      6.742      699      112,371     79.69      81.68      25.56     57.04
$125,001 - $150,000       442     60,695,688     8.60      6.751      703      137,321     80.45      82.26      17.38     64.39
$150,001 - $200,000       575    100,039,234    14.18      6.750      690      173,981     79.76      80.82      16.89     70.51
$200,001 - $250,000       382     85,128,133    12.07      6.732      690      222,849     78.50      79.73       9.97     78.68
$250,001 - $300,000       275     75,360,303    10.68      6.667      691      274,037     78.89      80.95       8.96     81.22
$300,001 - $350,000       157     51,200,529     7.26      6.684      700      326,118     80.75      82.52      10.16     77.65
$350,001 - $400,000       138     52,020,006     7.37      6.677      677      376,957     79.15      79.90      21.02     84.54
$400,001 - $450,000        87     37,035,321     5.25      6.672      688      425,693     77.58      79.40      10.29     82.81
$450,001 - $500,000        71     33,746,790     4.78      6.594      678      475,307     77.80      81.35      15.66     84.41
$500,001 - $550,000        37     19,318,728     2.74      6.472      688      522,128     73.37      74.45      10.86     91.90
$550,001 - $600,000        31     17,804,176     2.52      6.567      674      574,328     75.02      76.13      22.74     90.37
$600,001 - $650,000        28     17,784,944     2.52      6.580      676      635,177     74.01      77.56      10.47     85.83
$650,001 - $700,000         6      4,103,251     0.58      6.280      682      683,875     73.54      76.03       0.00    100.00
$700,001 - $750,000         2      1,432,735     0.20      6.125      728      716,368     68.65      68.65      49.57     50.43
$750,001 - $800,000         4      3,122,783     0.44      6.627      687      780,696     72.01      72.01      50.03     75.47
$800,001 - $850,000         2      1,660,790     0.24      6.000      650      830,395     69.79      69.79       0.00    100.00
$850,001 - $900,000         2      1,710,776     0.24      6.319      627      855,388     63.10      63.10      49.70    100.00
$900,001 - $950,000         2      1,855,490     0.26      7.195      608      927,745     72.53      72.53       0.00    100.00
$950,001 - $1,000,000       2      1,947,400     0.28      6.626      755      973,700     77.15      82.21      49.42     50.58
$1,000,001 & Above          3      5,173,070     0.73      7.879      660    1,724,357     62.66      65.17       0.00    100.00
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662   100.00%     6.716%     691     $176,703     78.35%     80.13%     16.25%     72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Current Rate

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
                          Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
   Current Rate         Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
5.00% & Below               4       $652,904     0.09%     4.868%     657     $163,226     73.89%     73.90%    100.00%    56.28%
5.01 - 5.50%               80     12,136,062     1.72      5.399      713      151,701     67.88      69.30      58.90     57.46
5.51 - 6.00%              614    113,223,006    16.05      5.893      712      184,402     73.23      75.77      42.28     69.35
6.01 - 6.50%            1,011    197,755,709    28.03      6.326      695      195,604     74.25      76.32      22.34     74.94
6.51 - 7.00%            1,052    191,493,404    27.14      6.799      686      182,028     79.94      81.16       5.28     73.77
7.01 - 7.50%              716    114,493,424    16.23      7.289      679      159,907     84.69      85.57       2.82     69.45
7.51 - 8.00%              327     48,646,941     6.89      7.775      677      148,767     87.30      87.89       1.64     67.64
8.01% & Above             189     27,175,213     3.85      8.715      675      143,784     80.28      86.99       2.50     87.85
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662   100.00%     6.716%     691     $176,703     78.35%     80.13%     16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                                       Distribution by FICO

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
                          Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
       Fico             Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
780 & Above               247    $35,162,196     4.98%     6.360%     793     $142,357     78.75%     80.44%     40.14%    49.93%
760 - 779                 270     40,031,679     5.67      6.414      769      148,265     76.46      79.10      35.16     43.78
740 - 759                 307     55,187,047     7.82      6.528      749      179,762     78.96      81.62      22.42     64.55
720 - 739                 340     55,875,098     7.92      6.577      729      164,339     79.71      82.49      21.09     68.17
700 - 719                 502     80,937,346    11.47      6.655      709      161,230     80.69      83.31      14.88     64.56
680 - 699                 589    112,649,802    15.97      6.737      689      191,256     78.68      80.66      10.13     75.89
660 - 679                 692    128,670,953    18.24      6.874      669      185,941     79.45      80.84      10.30     79.09
640 - 659                 530     95,867,550    13.59      6.767      650      180,882     77.36      78.26       5.94     82.67
620 - 639                 391     70,530,491    10.00      6.941      630      180,385     78.14      78.98       6.13     82.01
600 - 619                  64     17,643,467     2.50      6.899      610      275,679     70.25      71.86      47.92     88.60
580 - 599                  26      6,983,297     0.99      6.757      591      268,588     61.68      62.45      57.18     91.32
560 - 579                   1        397,052     0.06      6.500      576      397,052     78.76      78.76     100.00    100.00
540 - 559                   1        397,931     0.06      5.875      551      397,931     61.54      61.54     100.00    100.00
520 - 539                   1        550,466     0.08      6.125      534      550,466     69.38      69.38     100.00    100.00
0 <=                       32      4,692,288     0.67      6.980       0       146,634     70.17      70.38      39.01     60.85
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662   100.00%     6.716%     691     $176,703     78.35%     80.13%     16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                                   Distribution by Original LTV

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
                          Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
   Original LTV         Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
40.00% & Below            151    $14,207,741     2.01%     6.833%     689      $94,091     28.63%     40.70%     15.05%    80.52%
40.01 - 50.00%            102     18,177,790     2.58      6.357      677      178,214     45.91      46.75      11.79     79.84
50.01 - 60.00%            195     39,621,893     5.62      6.328      686      203,189     55.87      56.92      13.06     77.78
60.01 - 70.00%            459     97,860,387    13.87      6.623      678      213,203     66.40      67.69      10.68     75.43
70.01 - 80.00%          1,494    277,083,255    39.27      6.472      698      185,464     78.58      81.85      24.55     66.45
80.01 - 85.00%            121     22,642,646     3.21      6.839      682      187,129     84.13      84.13       6.12     77.85
85.01 - 90.00%            926    139,354,992    19.75      6.925      694      150,491     89.57      89.57      16.63     59.36
90.01 - 95.00%            540     95,539,721    13.54      7.394      687      176,925     94.85      94.85       1.67     99.94
95.01 - 100.00%             5      1,088,237     0.15      6.717      673      217,647     96.99      96.99      54.11    100.00
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662   100.00%     6.716%     691     $176,703     78.35%     80.13%     16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                  Distribution by Document Type

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
                          Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
  Document Type         Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Full Doc                  785   $114,686,931   16.25%     6.149%      707    $146,098      77.83%     79.46%    100.00%   41.95%
NO DOC/NINA/NO RATIO    1,397    231,718,732   32.84      7.138       690     165,869      79.24      79.99       0.00    83.36
Stated Doc              1,811    359,170,999   50.90      6.624       686     198,327      77.93      80.44       0.00    75.27
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716%      691    $176,703      78.35%     80.13%     16.25%   72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                                   Distribution by Loan Purpose

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
                          Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
  Loan Purpose          Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Cashout Refi            1,353   $273,383,044   38.75%     6.646%     674     $202,057    73.24%     73.74%      10.53%    85.57%
Purchase                2,254    362,459,852   51.37      6.821      703      160,807    83.35      86.18       20.24     62.89
Rate/term Refi            386     69,733,766    9.88      6.441      692      180,657    72.36      73.81       17.96     71.34
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716%     691     $176,703    78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                                 Distribution by Occupancy Status

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
    Occupancy             Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
     Status             Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Non Owner               1,433   $168,387,422   23.87%     6.695%     713     $117,507    78.94%     80.12%      37.23%     0.00%
Owner Occupied          2,427    511,613,768   72.51      6.730      684      210,801    78.31      80.31        9.40    100.00
Second Home               133     25,575,472    3.62      6.559      691      192,297    75.20      76.79       15.20      0.00
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716%     691     $176,703    78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                                   Distribution by Property Type


                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
                          Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
  Property Type         Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
2-4 Family                499    $97,138,277   13.77%     6.861      700     $194,666    79.10%     79.90%      14.66%    49.56%
Condo                     333     52,711,574    7.47      6.699      698      158,293    80.59      82.80       22.56     62.28
Co-op                       5        592,447    0.08      6.502      702      118,489    71.26      71.35       48.93    100.00
Pud                       241     55,570,380    7.88      7.05       687      230,582    77.33      81.05       13.03     80.71
Single Family           2,915    499,563,986    70.8      6.652      689      171,377    78.08      79.81       16.22     77.11
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716      691     $176,703    78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                       Distribution by State

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
                          Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
       State            Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
CA - Southern             288   $81,917,272    11.61%     6.297%     684     $284,435    69.79%     71.79%      14.60%    84.50%
NY                        342    81,500,863    11.55      6.881      688      238,307    78.51      80.63       10.42     80.98
FL                        457    78,078,548    11.07      6.895      692      170,850    80.18      81.93       15.54     64.62
CA - Northern             128    39,620,461     5.62      6.381      689      309,535    70.84      73.07       14.91     82.91
NJ                        132    31,572,773     4.47      6.827      680      239,188    80.13      80.56       12.00     78.88
AZ                        182    31,313,694     4.44      6.786      689      172,053    80.57      83.46       11.29     73.16
TX                        246    27,515,868     3.90      6.759      703      111,853    82.16      85.32       27.46     61.75
VA                        139    27,501,002     3.90      6.778      696      197,849    80.24      81.76       20.16     70.63
NV                        107    25,623,915     3.63      6.668      698      239,476    78.00      79.71       14.55     81.47
PA                        203    22,918,070     3.25      6.728      694      112,897    81.60      82.72       16.14     60.49
Other                   1,769   258,014,195    36.57      6.763      693      145,853    80.26      81.80       18.74     67.49
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993  $705,576,662   100.00%     6.716%     691     $176,703    78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                                     Distribution by Zip Code

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
                          Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
      Zip Code          Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
32328                       1     $2,599,600    0.37%     8.625%     675    $2,599,600   64.99%     69.99%       0.00%   100.00%
23456                       5      2,317,723    0.33      6.415      748       463,545   64.25      64.25       72.16     22.83
85296                       7      1,975,656    0.28      6.748      680       282,237   77.90      87.97       12.96     35.27
89436                       8      1,948,418    0.28      6.561      687       243,552   79.76      82.63       25.35     88.98
33141                       7      1,825,594    0.26      6.095      665       260,799   67.70      67.70        0.00     91.57
11717                       6      1,696,929    0.24      6.811      672       282,822   88.18      91.28        0.00     87.54
89123                       4      1,621,407    0.23      6.246      695       405,352   77.44      77.44       24.62     75.38
10306                       5      1,621,393    0.23      6.532      733       324,279   73.67      75.89        0.00    100.00
85086                       4      1,588,182    0.23      6.989      700       397,045   86.95      86.95        0.00    100.00
11236                       4      1,523,384    0.22      7.012      697       380,846   83.87      83.87        0.00     50.85
Other                   3,942    686,858,376   97.35      6.711      691       174,241   78.43      80.19       16.29     72.46
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716%     691      $176,703   78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                           Distribution by Remaining Months to Maturity

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
    Remaining           Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
    Months To             Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
     Maturity           Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
121 - 180                 406    $47,867,280    6.78%     6.306%     687     $117,900    68.81%     72.98%      24.51%    67.23%
181 - 240                   3        450,692    0.06      6.624      637      150,231    63.72      69.44       38.12    100.00
241 - 300                   3      1,546,792    0.22      6.765      608      515,597    62.27      64.56       34.78    100.00
301 - 360               3,581    655,711,899   92.93      6.745      691      183,109    79.09      80.70       15.59     72.81
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716%     691     $176,703    78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                                 Distribution by Amortization Type


                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
   Amortization           Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
      Type              Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
15 Year Fixed             406    $47,867,280    6.78%     6.306%     687     $117,900    68.81%     72.98%      24.51%    67.23%
30 Year Fixed           3,587    657,709,383   93.22      6.745      691      183,359    79.04      80.66       15.65     72.89
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716%     691     $176,703    78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                              Distribution by Prepayment Term Months

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
     Prepayment         Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
        Term              Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
       Months           Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
0                       2,099   $359,264,904   50.92%     6.713%     695     $171,160    78.37%     80.33%      27.93%    67.11%
12                        133     32,367,640     4.59     7.144      677      243,366    78.31      80.13        3.07     77.91
24                      1,220    219,605,191    31.12     6.562      689      180,004    78.55      79.94        0.22     79.67
36                        378     60,052,277     8.51     7.017      679      158,868    78.54      80.62       12.21     74.37
60                        163     34,286,650     4.86     6.789      689      210,348    76.46      78.56       16.15     74.85
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716%     691     $176,703    78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========


                                                Distribution by Interest Only Loans

                                             Pct. Of
                                              Pool                Weighted              Weighted   Weighted
                        Number                 By      Weighted     Avg.        Avg.      Avg.       Avg.        Pct.      Pct.
     Interest             Of     Principal  Principal Avg. Gross   Current   Principal  Original   Combined      Full     Owner
    Only Term           Loans     Balance    Balance    Coupon      FICO      Balance      LTV        LTV         Doc    Occupied
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
0                       3,629   $615,476,810   87.23%     6.683%     692     $169,600    78.45%     79.98%      15.96%    72.01%
120                       364     90,099,852   12.77      6.939      686      247,527    77.67      81.20       18.25     75.96
--------------------  --------- ------------ --------- ---------  --------- ----------  --------  ----------  ---------  ---------
Total:                  3,993   $705,576,662  100.00%     6.716%     691     $176,703    78.35%     80.13%      16.25%    72.51%
====================  ========= ============ ========= =========  ========= ==========  ========  ==========  =========  =========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth f or that Distribution Date in the following table.


    Distribution                                           Distribution
        Date                    WAC Cap                        Date                   WAC Cap
    -------------            -------------                --------------           -------------
     25-Jul-05                  6.30000%                     25-Aug-09                6.30500%
     25-Aug-05                  6.30000%                     25-Sep-09                6.30600%
     25-Sep-05                  6.30000%                     25-Oct-09                6.30600%
     25-Oct-05                  6.30000%                     25-Nov-09                6.30600%
     25-Nov-05                  6.30000%                     25-Dec-09                6.30600%
     25-Dec-05                  6.30000%                     25-Jan-10                6.30600%
     25-Jan-06                  6.30000%                     25-Feb-10                6.30600%
     25-Feb-06                  6.30000%                     25-Mar-10                6.30700%
     25-Mar-06                  6.30000%                     25-Apr-10                6.30700%
     25-Apr-06                  6.30000%                     25-May-10                6.30700%
     25-May-06                  6.30000%                     25-Jun-10                6.30700%
     25-Jun-06                  6.30000%                     25-Jul-10                6.30700%
     25-Jul-06                  6.30100%                     25-Aug-10                6.30700%
     25-Aug-06                  6.30100%                     25-Sep-10                6.30700%
     25-Sep-06                  6.30100%                     25-Oct-10                6.30800%
     25-Oct-06                  6.30100%                     25-Nov-10                6.30800%
     25-Nov-06                  6.30100%                     25-Dec-10                6.30800%
     25-Dec-06                  6.30100%                     25-Jan-11                6.30800%
     25-Jan-07                  6.30100%                     25-Feb-11                6.30800%
     25-Feb-07                  6.30100%                     25-Mar-11                6.30900%
     25-Mar-07                  6.30200%                     25-Apr-11                6.30900%
     25-Apr-07                  6.30200%                     25-May-11                6.30900%
     25-May-07                  6.30200%                     25-Jun-11                6.30900%
     25-Jun-07                  6.30200%                     25-Jul-11                6.30900%
     25-Jul-07                  6.30200%                     25-Aug-11                6.30900%
     25-Aug-07                  6.30200%                     25-Sep-11                6.31000%
     25-Sep-07                  6.30200%                     25-Oct-11                6.31000%
     25-Oct-07                  6.30200%                     25-Nov-11                6.31000%
     25-Nov-07                  6.30300%                     25-Dec-11                6.31000%
     25-Dec-07                  6.30300%                     25-Jan-12                6.31000%
     25-Jan-08                  6.30300%                     25-Feb-12                6.31100%
     25-Feb-08                  6.30300%                     25-Mar-12                6.31100%
     25-Mar-08                  6.30300%                     25-Apr-12                6.31100%
     25-Apr-08                  6.30300%                     25-May-12                6.31100%
     25-May-08                  6.30300%                     25-Jun-12                6.31100%
     25-Jun-08                  6.30300%                     25-Jul-12                6.31100%
     25-Jul-08                  6.30400%                     25-Aug-12                6.31200%
     25-Aug-08                  6.30400%                     25-Sep-12                6.31200%
     25-Sep-08                  6.30400%                     25-Oct-12                6.31200%
     25-Oct-08                  6.30400%                     25-Nov-12                6.31200%
     25-Nov-08                  6.30400%                     25-Dec-12                6.31200%
     25-Dec-08                  6.30400%                     25-Jan-13                6.31300%
     25-Jan-09                  6.30400%                     25-Feb-13                6.31300%
     25-Feb-09                  6.30500%                     25-Mar-13                6.31300%
     25-Mar-09                  6.30500%                     25-Apr-13                6.31300%
     25-Apr-09                  6.30500%                     25-May-13                6.31400%
     25-May-09                  6.30500%                     25-Jun-13                6.31400%
     25-Jun-09                  6.30500%                     25-Jul-13                6.31400%
     25-Jul-09                  6.30500%                     25-Aug-13                6.31400%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution
                            Date            WAC Cap
                       ------------        ----------
                         25-Sep-13          6.31400%
                         25-Oct-13          6.31500%
                         25-Nov-13          6.31500%
                         25-Dec-13          6.31500%
                         25-Jan-14          6.31500%
                         25-Feb-14          6.31600%
                         25-Mar-14          6.31600%
                         25-Apr-14          6.31600%
                         25-May-14          6.31600%
                         25-Jun-14          6.31600%
                         25-Jul-14          6.31700%
                         25-Aug-14          6.31700%
                         25-Sep-14          6.31700%
                         25-Oct-14          6.31700%
                         25-Nov-14          6.31800%
                         25-Dec-14          6.31800%
                         25-Jan-15          6.31800%
                         25-Feb-15          6.31800%
                         25-Mar-15          6.31900%
                         25-Apr-15          6.31900%
                         25-May-15          6.31900%
                         25-Jun-15          6.31900%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distr ibute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                     A-22